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                 ASSIGNMENT OF PARTNERSHIP INTERESTS, ASSUMPTION
                  OF RESPONSBILITIES, AND WAIVER OF CONDITIONS

        THIS AGREEMENT is made among and between the following parties as of February 28, 1997, as follows:

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1.0      Identification of the Parties

1.1 B&V Phase I, Ltd., a Florida Ltd. Partnership, whose address is c/o JBMV Corp., General Partner,
         5870 S.W. 8th Street,
         Suite 7, Miami, FL  33144


1.2      JBMV Corp., ("JBMV") as General Partner of
         B&V Phase I, Ltd., a Florida Ltd. Partnership whose address is c/o Mr. Jorge Bolanos, President
         5870 S.W. 8th Street,
         Suite 7, Miami, FL  33144

1.3      American Tax Credit Properties, L.P., a Delaware Limited Partnership
         ("ATC")
         c/o David Salzman
         599 W. Putnam Avenue
         Greenwich, CT  06830

1.4      Homestead B&V Recap Associates of Connecticut LLC,
         a Connecticut Limited Liability Company, ("Homestead B&V") whose address is:
         c/o John H. McClutchy, Jr., Manager
         11 Molly Lane
         Darien, CT  06820

2.0      Background Facts:

2.1      B&V Phase I, Ltd. is the title holder of a certain parcel of real estate located in
         Homestead, Florida, together with the improvements thereon, consisting of apartment dwellings.

2.2      The general partner of B&V Phase I, Ltd. is JBMV., a Fla. corporation which holds a one percent (1%) equity interest as general partner; JBMV Corp. additionally holds a one percent (1%) equity interest as limited partner.

2.3      The remaining ninety-eight percent (98%) of the equity in B&V Phase I, Ltd. is held by American Tax Credit Properties, Ltd.

2.4 Homestead B&V wishes to obtain, and JBMV wishes to convey, all of JBMV's general partnership interest in B&V Phase I, Ltd., consisting of one percent (1%) general partnership.

2.5 ATC wishes to obtain and JBMV wishes to convey all of JBMV's limited partnership interest consisting of 1%.

2.6 Article VI of the underlying limited partnership agreement requires the consent of the other limited partners to any transfer of the general partnership. In addition, under the terms of various loan documents pertinent to the first mortgage encumbering the property of B&V Phase I, Ltd., consent of the mortgagee may also be required.

         Therefore, in consideration of $10 and of the mutual promises contained herein, the parties do agree as follows:

3.0      Transfer and Assignment of Partnership Interests:

3.1 JBMV does hereby assign, transfer and set over all of its right, title and interest in and to a one percent (1%) general partnership interest in B&V Phase I, Limited to Homestead B&V, in exchange for ten dollars and other good and valuable consideration, receipt of which is hereby acknowledged.

3.2 JBMV does hereby assign transfer and set over all of its right, title and interest in and to a one percent (1%) limited partnership interest in B&V Phase I, Limited to ATC, in exchange for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged.

4.0      Assumption of General Partnership Responsibility:

4.1 Homestead B&V does hereby accept the foregoing conveyance of the general partnership interest, and does assume the obligations of sole general partner of B&V Phase I, Ltd., arising on or after the date set forth above. Homestead B&V acknowledges that it is aware that such conveyance may be a violation of various agreements pertinent to the first mortgage encumbering the property of B&V Phase I, Ltd. Homestead B&V accepts the foregoing conveyance of the general partnership interest without representations or warranties regarding assets or liabilities of B&V Phase I, Ltd., acknowledging that it is aware of pending litigation and accepts the conveyance on an "as is, where is" basis.

5.0      Acceptance of Limited Partnership Interest.

5.1 ATC accepts the foregoing conveyance of the limited partnership interest without representations or warranties regarding assets or liabilities of B&V Phase I, Ltd., acknowledging that it is aware of pending litigation and accepts the conveyance on an "as is, where is" basis.

6.0      Waiver of Conditions

6.1 ATC expressly waives the conditions of Article VI of the partnership agreement and grants it permission to the conveyance, assignment and assumption as set forth herein. ATC further waives the requirement of consent of the mortgagee to the conveyance, which is required by agreements executed in connection with the partnership's first mortgage loan.
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        TO ALL OF WHICH WE HAVE SET OUR  RESPECTIVE  SIGNS  AND  SEALS AS OF THE
DATE FIRST SET FORTH ABOVE.
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                                              ASSIGNOR:

Attest:                                       JBMV CORP., a Fla, Corp.


BY:/s/Manuel Vergara                              BY:_/s/ Jorge Boranos
   Manuel Vergara, Secy.                          Jorge Boranos, President

                                                  ASSIGENEE:
                                                  HOMESTEAD B&V RECAP
                                                  ASSOCIATES OF CONNECTICUT
                                                  L.L.C.


                                              BY: /s/ John McClutchy, Jr.
                                                  John H. McClutchy, Jr.



                               AMERICAN TAX CREDIT
                              PROPERTIES, L.P. LTD.
                                                  a Delaware Ltd. Partnership.

                                 BY: RICHMAN TAX
                                                  CREDIT PROPERTIES, L.P.
                                                  Its General Partner

ATTEST:                                           BY:  RICHMAN TAX CREDIT
                                                       PROPERTIES, INC.,

BY:__________________________________         BY:/s/ Richard Paul Richman
    Secy.                                       Richard Paul Richman, President

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